UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2007
SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b). DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS.
     On February 6, 2007, David Hodges advised the Board of Directors (the “Board”) of Silicon Image, Inc. (the “Registrant”) that, for personal reasons, he will not stand for re-election to the Board at the 2007 Annual Meeting of Stockholders, and will retire from the Board at the conclusion of that meeting. Mr. Hodges is a Class II director and has served as a member of the Board since 1997.
ITEM 5.02(e). COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 6, 2007, the Compensation Committee (the “Committee”) of the Board approved the Silicon Image, Inc. Sales Compensation Plan for Vice President of Worldwide Sales for Fiscal Year 2007 (the “Compensation Plan”). A summary of the Compensation Plan follows.
     The purpose of the Compensation Plan is to attract, retain, motivate and reward the Registrant’s Vice President of Worldwide Sales (the “VP of Worldwide Sales”) based on the achievement of a quota goal. The quota goal is established by the Registrant’s Chief Executive Officer based upon the Registrant’s revenue target for the fiscal year ending December 31, 2007 and is in support of the Registrant’s overall business plan and strategy. Pursuant to the Compensation Plan, Rob Valiton, the Registrant’s current VP of Worldwide Sales, is entitled to receive a cash incentive payment, the amount of which depends on the percent achievement of the quota goal. No amounts are payable if the VP of Worldwide Sales achieves less than seventy percent (70%) of the quota goal. A cash incentive payment in the amount of $119,000 is payable to the VP of Worldwide Sales upon achievement of seventy percent (70%) of the quota goal. An incremental cash incentive payment is payable to the VP of Worldwide Sales in the amount of $7,250 for each incremental percentage point of the quota goal achieved between seventy-one percent (71%) and one hundred and seven percent (107%). Thereafter an incremental cash incentive payment is payable in the amount of $14,500 for each incremental percentage point of the quota goal achieved over one hundred and seven percent (107%). The amount of cash incentive payment payable under the Compensation Plan is not capped.
     The foregoing is a summary of the Compensation Plan and does not purport to be complete. The foregoing is qualified in its entirety by reference to the Compensation Plan, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Exhibit Title
10.01	Silicon Image, Inc. Sales Compensation Plan for Vice President of Worldwide Sales for Fiscal Year 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2007	SILICON IMAGE, INC.
	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

Exhibit List

Exhibit No.	Exhibit Title
10.01	Silicon Image, Inc. Sales Compensation Plan for Vice President of Worldwide Sales for Fiscal Year 2007